Exhibit 10.1

FORM OF NON-REDEMPTION AGREEMENT

This Non-Redemption Agreement (this “Agreement”) is entered as of December ___, 2023 by and among EG Acquisition Corp. (“EG” or the “Company”), a Delaware corporation, LGM Enterprises, LLC, a North Carolina limited liability company (“LGM”), Thomas James Segrave, Jr. (“Mr. Segrave”) and the undersigned investors (collectively, the “Investor”).

RECITALS

WHEREAS, on October 17, 2022, EG entered into an equity purchase agreement, as amended on April 21, 2023 and as it may be further amended and/or restated from time to time, the “Equity Purchase Agreement”) with LGM, the existing equityholders of LGM (the “Existing Equityholders”), EG Sponsor LLC, a Delaware limited liability company (“Sponsor”) and Mr. Segrave in his capacity as Existing Equityholder Representative. The transactions contemplated by the Equity Purchase Agreement are referred to herein as the “Business Combination.”

WHEREAS, pursuant to the Equity Purchase Agreement, at the closing of the Business Combination, the surviving entity in the Business Combination (“flyExclusive”), the Existing Equity Holders, and LGM will enter into an Amended and Restated Limited Liability Company Operating Agreement (the “A&R Operating Agreement”).

WHEREAS, pursuant to the Equity Purchase Agreement and the A&R Operating Agreement, upon consummation of the Business Combination (the “Closing), Mr. Segrave will be issued 57,600,000 units entitling the holder thereof to the distributions, allocations, and other rights under the A&R Operating Agreement (the “Common Units”).

WHEREAS, subject to the terms and conditions of this Agreement, Mr. Segrave desires to, immediately upon the Closing, redeem 70,000 Common Units in exchange for 70,000 shares of class A common stock, par value $0.0001 per share, of flyExclusive (the “flyExclusive Class A Common Stock”) pursuant to the A&R Operating Agreement, and immediately transfer the same to Investor at Closing, in the amounts set forth on Exhibit A (the “Assigned Securities”); and

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Investor and Mr. Segrave hereby agree as follows:

1.	Terms of Transfer.

1.1.

Upon the terms and subject to the conditions of this Agreement, including the occurrence of the Closing, if Investor does not exercise (or, if exercised, validly rescinds) its right to redeem (the “Redemption Rights”) its Investor Shares (as defined below) pursuant to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) then Mr. Segrave hereby agrees to transfer to Investor at the Closing, for no additional consideration, the Assigned Securities set forth on Exhibit A. “Investor Shares” shall mean the shares of the Company’s Class A Common stock, par value $0.0001 per share (the “Public Shares) as set forth on Exhibit A. LGM hereby agrees to cause the redemption of such 70,000 Common Units in exchange for 70,000 shares of flyExclusive Class A Common Stock.

1.2.

Delivery of Shares; Other Documents. At the time of the transfer of Assigned Securities hereunder, the Company, LGM and Mr. Segrave agree that Mr. Segrave shall deliver the Assigned Securities to Investor by transfer of book-entry shares effected through the Company’s register of stockholders and through the Company’s transfer agent. The parties to this Agreement agree to execute, acknowledge and deliver such further instruments and to do all such other acts, as may be necessary or appropriate to carry out the purposes and intent of this Agreement. For the avoidance of doubt, the Company, LGM and Mr. Segrave shall cause the Assigned Securities to not be, and represent and warrant that the Assigned Securities shall not be, subject to any contractual lock-up restrictions.

1.3.

Registration Rights Agreement. In connection with the transfer of the Assigned Securities to Investor, Investor shall provide a counterpart signature page to, and thereby at Closing become a party to that certain Registration and Shareholder Rights Agreement, to be entered into at Closing, by and among the Company, Mr. Segrave, Sponsor, and the other parties thereto (as may be amended from time to time, the “Registration Rights Agreement”) in substantially the form attached hereto as Exhibit B

1.4.

Termination. This Agreement and each of the obligations of the undersigned shall terminate on the earlier of (a) the fulfillment of all obligations of parties hereto, (b) the liquidation or dissolution of the Company, (c) the mutual written agreement of the parties hereto, and (d) if, after the date hereof Investor exercises its Redemption Rights with respect to any Investor Shares and such Investors’ Shares are actually redeemed. Notwithstanding any provision in this Agreement to the contrary, Mr. Segrave’s obligation to transfer the Assigned Securities to Investor shall be conditioned on (i) the Closing occurring and (ii) such Investor Shares are not actually redeemed.

2.	Representations and Warranties of Investor. Investor represents and warrants to, and agrees with, the Company and Mr. Segrave that:

2.1.	No Government Recommendation or Approval. Investor understands that no federal or state agency has passed upon or made any recommendation or endorsement of the offering of the Assigned Securities.

2.2.

Accredited Investor. Investor is an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the “Securities Act”), or a “qualified institutional buyer” as defined in Rule 144A under the Securities Act, and acknowledges that the sale contemplated hereby is being made in reliance, among other things, on a private placement exemption to “accredited investors” under the Securities Act and similar exemptions under state law.

2.3.

Intent. Investor is acquiring the Assigned Securities solely for investment purposes, for such Investor’s own account (and/or for the account or benefit of its members or affiliates, as permitted), and not with a view to the distribution thereof in violation of the Securities Act and Investor has no present arrangement to sell Assigned Securities to or through any person or entity except as may be permitted hereunder.

2.4.	Restrictions on Transfer; Trust Account; Redemption Rights.

2.4.1.

Investor acknowledges and agrees that the Assigned Securities are not entitled to, and have no right, interest or claim of any kind in or to, any monies held in the trust account into which the proceeds of the Company’s initial public offering were deposited (the “Trust Account”) or distributed as a result of any liquidation of the Trust Account.

2.4.2.	[Reserved]

2.4.3.

Investor acknowledges and understands the Assigned Securities are being offered in a transaction not involving a public offering in the United States within the meaning of the Securities Act and have not been registered under the Securities Act and, if in the future Investor decides to offer, resell, pledge or otherwise transfer Assigned Securities, such Assigned Securities may be offered, resold, pledged or otherwise transferred only (A) pursuant to an effective registration statement filed under the Securities Act, (B) pursuant to an exemption from registration under Rule 144 promulgated under the Securities Act, if available, or (C) pursuant to any other available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable securities laws of any state or any other jurisdiction. Investor agrees that, if any transfer of the Assigned Securities or any interest therein is proposed to be made (other than pursuant to an effective registration statement or Rule 144 under the Securities Act), as a condition precedent to any such transfer, Investor may be required to deliver to the Company or flyExclusive an opinion of counsel satisfactory to the Company or flyExclusive that registration is not required with respect to the Assigned Securities to be transferred. Absent registration or another available exemption from registration, Investor agrees it will not transfer the Assigned Securities.

2.5.	Sophisticated Investor. Investor is sophisticated in financial matters and able to evaluate the risks and benefits of the investment in the Assigned Securities.

2.6.

Risk of Loss. Investor is aware that an investment in the Assigned Securities is highly speculative and subject to substantial risks. Investor is cognizant of and understands the risks related to the acquisition of the Assigned Securities, including those restrictions described or provided for in this Agreement pertaining to transferability. Investor is able to bear the economic risk of its investment in the Assigned Securities for an indefinite period of time and able to sustain a complete loss of such investment.

2.7.

Independent Investigation. Investor has relied upon an independent investigation of the Company and has not relied upon any information or representations made by any third parties or upon any oral or written representations or assurances, express or implied, from the Company, Mr. Segrave or any representatives or agents of either the Company or Mr. Segrave, other than as set forth in this Agreement. Investor is familiar with the business, operations and financial condition of the Company and has had an opportunity to ask questions of, and receive answers from the Company’s management concerning the Company and the terms and conditions of the proposed sale of the Assigned Securities and has had full access to such other information concerning the Company as Investor has requested. Investor confirms that all documents that it has requested have been made available and that Investor has been supplied with all of the additional information concerning this investment which Investor has requested.

2.8.

Organization and Authority. If an entity, Investor is duly organized and existing under the laws of the jurisdiction in which it was organized and it possesses all requisite power and authority to acquire the Assigned Securities, enter into this Agreement and perform all the obligations required to be performed by Investor hereunder.

2.9.

Non-U.S. Investor. If Investor is not a United States person (as defined by Section 7701(a)(30) of the U.S. Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (collectively, the “Code”)), Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Assigned Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the acquisition of the Assigned Securities, (ii) any foreign exchange restrictions applicable to such acquisition, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the acquisition, holding, redemption, sale, or transfer of the Assigned Securities. Investor’s subscription and payment for and continued beneficial ownership of the Assigned Securities will not violate any applicable securities or other laws of Investor’s jurisdiction.

2.10.

Authority. This Agreement has been validly authorized, executed and delivered by Investor and is a valid and binding agreement enforceable against Investor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

2.11.

No Conflicts. The execution, delivery and performance of this Agreement and the consummation by Investor of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) Investor’s organizational documents, (ii) any agreement or instrument to which Investor is a party or (iii) any law, statute, rule or regulation to which Investor is subject, or any order, judgment or decree to which Investor is subject, in the case of clauses (ii) and (iii), that would reasonably be expected to prevent Investor from fulfilling its obligations under this Agreement.

2.12.

No Advice from the Company or Mr. Segrave. Investor has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with Investor’s own legal counsel and investment and tax advisors. Except for any statements or representations of the Company or Mr. Segrave explicitly made in this Agreement, Investor is relying solely on such counsel and advisors and not on any statements or representations, express or implied, of the Company or Mr. Segrave or any of its representatives or agents for any reason whatsoever, including without limitation for legal, tax or investment advice, with respect to this investment, Mr. Segrave, the Company, the Assigned Securities, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

2.13.

Reliance on Representations and Warranties. Investor understands that the Assigned Securities are being offered and sold to Investor in reliance on exemptions from the registration requirements under the Securities Act, and analogous provisions in the laws and regulations of various states, and that the Company and Mr. Segrave are relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Investor set forth in this Agreement in order to determine the applicability of such provisions.

2.14.

No General Solicitation. Investor is not subscribing for Assigned Securities as a result of or subsequent to any general solicitation or general advertising, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

2.15.

Brokers. No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by Investor in connection with the acquisition of the Assigned Securities nor is Investor entitled to or will accept any such fee or commission.

3.	Representations and Warranties.

3.1.	Representations and Warranties of Mr. Segrave. Mr. Segrave represents and warrants to, and agrees with, the Company and the Investor that:

3.1.1.

Power and Authority. Mr. Segrave possesses all requisite power and authority to enter into this Agreement and to perform all of the obligations required to be performed by Mr. Segrave hereunder, including the assignment, sale and transfer of the Assigned Securities.

3.1.2.

Authority. This Agreement has been duly executed and delivered by Mr. Segrave and (assuming due authorization, execution and delivery by Investor) constitutes Mr. Segrave’s legal, valid and binding obligation, enforceable against Mr. Segrave in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

3.1.3.

Title to Securities. Mr. Segrave will, immediately prior to the transfer of the Assigned Securities to Investor, be the record and beneficial owner of the Assigned Securities, in each case, free and clear of all liens, pledges, security interests, charges, claims, encumbrances, agreements, options, voting trusts, proxies and other arrangements or restrictions of any kind (other than transfer restrictions and other that apply generally, under applicable securities laws). The Assigned Securities to be transferred, when transferred to Investor as provided herein, will be free and clear of all liens, pledges, security interests, charges, claims, encumbrances, agreements, options, voting trusts, proxies and other arrangements or restrictions of any kind (other than transfer restrictions and other terms and conditions that apply generally, under applicable securities laws). The Company represents and warrants that the Assigned Securities are duly authorized, validly issued, fully paid, and non-assessable.

3.1.4.

No Conflicts. The execution, delivery and performance of this Agreement and the consummation by Mr. Segrave of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) any agreement or instrument to which Mr. Segrave is a party or by which it is bound or (ii) any law, statute, rule or regulation to which Mr. Segrave is subject or any order, judgment or decree to which Mr. Segrave is subject. Mr. Segrave is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or self-regulatory entity in order for it to perform any of its obligations under this Agreement, including the transfer of the Assigned Securities in accordance with the terms hereof.

3.1.5.

No General Solicitation. Mr. Segrave has not offered the Assigned Securities by means of any general solicitation or general advertising within the meaning of Regulation D of the Securities Act, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

3.1.6.

Brokers. No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by Mr. Segrave in connection with the sale of the Assigned Securities nor is Mr. Segrave entitled to or will accept any such fee or commission.

3.1.7.

Reliance on Representations and Warranties. Mr. Segrave understands and acknowledges that the Company and Investor is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Mr. Segrave set forth in this Agreement.

3.1.8.

No Pending Actions. There is no action pending against Mr. Segrave or, to Mr. Segrave’s knowledge, threatened against Mr. Segrave, before any court, arbitrator, or governmental authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by Mr. Segrave of its obligations under this Agreement.

3.2.	Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, Mr. Segrave and the Investor that:

3.2.1.

Power and Authority. The Company is a Delaware Corporation duly formed and validly existing and in good standing under the laws of Delaware and possesses all requisite power and authority to enter into this Agreement and to perform all of the obligations required to be performed by the Company hereunder.

3.2.2.

Authority. All corporate action on the part of the Company and its officers and directors necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Company required pursuant hereto has been taken. This Agreement has been duly executed and delivered by the Company and (assuming due authorization, execution and delivery by Mr. Segrave and Investor) constitutes the Company’s legal, valid and binding obligation, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

3.2.3.

No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the Company’s Charter, (ii) any agreement or instrument to which the Company is a party or by which it is bound or (iii) any law, statute, rule or regulation to which the Company is subject or any order, judgment or decree to which the Company is subject. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or self-regulatory entity in order for it to perform any of its obligations under this Agreement.

3.2.4.

Reliance on Representations and Warranties. The Company understands and acknowledges that Mr. Segrave and Investor are relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Company set forth in this Agreement.

3.2.5.

No Pending Actions. There is no action pending against the Company or, to the Company’s knowledge, threatened against the Company, before any court, arbitrator, or governmental authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by the Company of its obligations under this Agreement.

4.

Trust Account Waiver. Notwithstanding anything to the contrary set forth herein, Investors understand that the Company is a blank check company and further acknowledges that as described in the Company’s prospectus relating to its initial public offering dated May 27, 2021 and the Company’s Charter, each available at www.sec.gov, substantially all of the Company’s assets consist of the cash proceeds of the Company’s initial public offering and private placements of its securities, and substantially all of those proceeds have been deposited in the Trust Account for the benefit of the Company’s public shareholders and the underwriters of the Company’s initial public offering. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its tax obligations, if any, the cash in the Trust Account may be disbursed only for the purposes set forth in the Company’s Charter. Accordingly, Investors (on behalf of itself and its affiliates) hereby waives any past, present or future claim of any kind against, and any right to access, the Trust Account, any trustee of the Trust Account and the Company to collect from the Trust Account any monies that may be owed to them by the Company pursuant to this Agreement, and will not seek recourse against the Trust Account related to a breach by any of the parties to this Agreement of any of its representations or warranties as set forth herein, or such party’s breach of any of its covenants or other agreements set forth in this Agreement. For the avoidance of doubt, this Agreement shall not prohibit Investors from making any other claims against the Trust Account (including pursuant to a valid redemption of any Public Shares held by them). This Section 4 shall survive the termination of this Agreement for any reason.

5.

Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby. With respect to any suit, action or proceeding relating to the transactions contemplated hereby, the undersigned irrevocably submit to the jurisdiction of the United States District Court or, if such court does not have jurisdiction, the New York state courts located in the Borough of Manhattan, State of New York, which submission shall be exclusive.

6.	Assignment; Entire Agreement; Amendment.

6.1.

Assignment. Any assignment of this Agreement or any right, remedy, obligation or liability arising hereunder by any party hereto to any person that is not an affiliate of such party shall require the prior written consent of the other party; provided, that no such consent shall be required for any such assignment by Investor to one or more affiliates thereof.

6.2.

Entire Agreement. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them relating to the subject matter hereof.

6.3.

Amendment. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

6.4.	Binding upon Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and permitted assigns.

7.

Notices. Unless otherwise provided herein, any notice or other communication to a party hereunder shall be sufficiently given if in writing and personally delivered or sent by facsimile or other electronic transmission with copy sent in another manner herein provided or sent by courier (which for all purposes of this Agreement shall include Federal Express or another recognized overnight courier) or mailed to said party by certified mail, return receipt requested, at its address provided for herein or such other address as either may designate for itself in such notice to the other. Communications shall be deemed to have been received when delivered personally, on the scheduled arrival date when sent by next day or 2nd-day courier service, or if sent by facsimile upon receipt of confirmation of transmittal or, if sent by mail, then three days after deposit in the mail. If given by electronic transmission, such notice shall be deemed to be delivered (a) if by electronic mail, when directed to an electronic mail address at which the party has provided to receive notice; and (b) if by any other form of electronic transmission, when directed to such party.

8.

Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

9.	Survival; Severability

9.1.	Survival. The representations, warranties, covenants and agreements of the parties hereto shall survive the closing of the transactions contemplated hereby.

9.2.

Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

10.	Headings. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

11.

Independent Nature of Rights and Obligations. Nothing contained herein, and no action taken by any party pursuant hereto, shall be deemed to constitute Investor and Mr. Segrave as, and Mr. Segrave acknowledges that Investor and Mr. Segrave do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Investor and Mr. Segrave are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any matters, and Mr. Segrave acknowledges that Investor and Mr. Segrave are not acting in concert or as a group, and Mr. Segrave shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Agreement.

12.

Disclosure; Waiver. As soon as practicable, but in no event later than one business day, after execution of this Agreement, the Company will file (to the extent that it has not already filed) a Current Report on Form 8-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), reporting the material terms of this Agreement and of the transactions contemplated hereby. Upon such filing, to the Company’s knowledge, Investor shall not be in possession of any material, nonpublic information received from the Company or any of its officers, directors or employees. The parties to this Agreement shall cooperate with one another to assure that such disclosure is accurate. The Company agrees that the name of the Investors shall not be included in any public disclosures related to this Agreement unless required by applicable law, regulation or stock exchange rule. The Company shall, by 5:30 p.m., New York City time, on December 27, 2023, issue one or more press releases or file with the United States Securities and Exchange Commission a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing, to the extent not previously publicly disclosed, all material terms of the transactions contemplated hereby and any other material, nonpublic information that the Company has provided to Investor at any time prior to the filing of the Disclosure Document. Upon the issuance of the Disclosure Document, to the Company’s knowledge, Investor shall not be in possession of any material, nonpublic information received from the Company or any of its officers, directors or employees.

13.

Most Favored Nation. In the event the Company or Mr. Segrave enter one or more other non-redemption agreements before or after the execution of this Agreement in connection with the Business Combination, the Company and Mr. Segrave represent that the terms of such other agreements are not materially more favorable in any respect to such other investors thereunder than the terms of this Agreement are in respect of the Investor. For the avoidance of doubt, the Company and Mr. Segrave acknowledge and agree that a ratio of Investor Shares to Assigned Securities in any such other agreement that is more favorable to any other party to such other agreement than such ratio in this Agreement is to Investor would be materially more favorable to such other party. In the event that another investor is afforded any such more favorable terms than the Investor, the Company and Mr. Segrave shall promptly inform the Investor of such more favorable terms in writing, and the Investor shall have the right to elect to have such more favorable terms included herein, in which case the parties hereto shall promptly amend this Agreement to effect the same.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

INVESTOR

By:
Name:
Title:

[Signature Page to Non-Redemption Agreement]

COMPANY:

EG ACQUISITION CORP.

By:
Name:
Title:

LGM:

LGM ENTERPRISES, LLC

By:
Name:
Title:

[Signature Page to Non-Redemption Agreement]

Thomas James Segrave, Jr.

[Signature Page to Non-Redemption Agreement]

Exhibit A

Investor	Assigned Securities	Number of Public Shares to be Held as Investor Shares
Address: SSN/EIN:	[__] shares of flyExclusive Class A Common Stock	[__] shares of EG Class A common stock

EXHIBIT B

FORM OF REGISTRATION RIGHTS AGREEMENT

[See attached.]